MERRILL LYNCH
HEALTHCARE
FUND, INC.




FUND LOGO





Semi-Annual Report

October 31, 1997







This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper





MERRILL LYNCH HEALTH CARE FUND, INC.


Officers and
Directors


Arthur Zeikel, President and Director
Donald Cecil, Director
Edward H. Meyer, Director
Charles C. Reilly, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Philip L. Kirstein, Senior Vice President
Jordan C. Schreiber, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
The Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Merrill Lynch Healthcare Fund, Inc., October 31, 1997


DEAR SHAREHOLDER


Volatility highlighted stock and bond markets worldwide during the quarter ended October 31, 1997. The volatility was exacerbated by events in Southeast Asia. Following the currency devaluations in several Southeast Asian countries this summer, the Hong Kong dollar--the value of which is pegged to the US dollar--came under speculative attack in foreign currency markets. Monetary authorities in Hong Kong raised interest rates to support the currency, and the Hong Kong stock market declined sharply. This event raised investor concerns worldwide regarding the viability of continued global economic growth. European stock markets were also negatively im-pacted by these developments.

At first, US stock market investors focused on the challenges that would face US multinational corporations in the wake of the poorer Asian economic prospects. The selloff then broadened to other stocks as well, leading to a 554-point decline in the Dow Jones Industrial Average on October 27, 1997. Although the decline proved to be short-lived, investor confidence was not definitively restored, and stock market volatility continued.

Portfolio Matters
For the three months ended October 31, 1997, total returns for Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +4.43%, +4.08%, +4.29% and +4.39%, respectively. (Fund results do not reflect sales charges, and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 4--8 of this report to shareholders.)

Despite the uncertainties of the current stock market environment, favorable fundamentals continue for large-capitalization US and UK pharmaceutical companies. Many of these companies continue to record strong consistent earnings growth, driven by new products. In the case of US-based multinational pharmaceutical and medical device companies, these earnings gains are being achieved despite the negative impact of a strong US dollar. In contrast, continental European and Japanese health-care stocks are relatively weak as governments attempt to restrain healthcare costs. We chose to liquidate our investments in Japan during the October quarter, since we expect severe government-mandated price cuts over the next three years to negatively impact earnings growth for healthcare companies in that country.

As large-capitalization healthcare stocks in the United States moved to near-historic high valuations, the resultant disparity with smaller-capitalization issues widened. This has led, as noted in our last report to shareholders, to a broadening of investor interest in small- and mid-capitalization issues. Therefore, we have increased the Fund's exposure to smaller-capitalization issues while maintaining core holdings in large-capitalization pharmaceutical issues.

In the large-capitalization area, we have avoided companies with mature product lines. Instead, we have focused investments in companies with important new products, such as Eli Lilly and Company, Pfizer, Inc. and Warner-Lambert Co. For example, Pfizer plans three important product launches next year. The company is now hiring and training additional salespeople to support these new products. One of these new drugs is Viagra, a treatment for male impotence. This potential blockbuster drug is likely to be launched in mid-1998. Warner-Lambert's Lipitor continues to record dramatic sales growth, and is now the second best-selling cholesterol-reduction drug. Lilly's Evista, a unique compound for treatment of post-menopausal conditions, is slated for final Food and Drug Administration review shortly.

Among our smaller-capitalization investments, we are oriented toward companies in significant growth areas, such as orthopedics. With an aging population vulnerable to bone fractures, we expect DePuy, Inc., a Fund holding, to find an expanding market for its hip and knee replacements. During the October quarter, we established an investment in Ocular Sciences Inc., a low-cost producer and marketer of soft contact lenses. Other new positions during the October quarter include the biotechnology companies Genelabs Technologies, Inc. and Gilead Sciences, Inc. Genelabs is a pioneer in the creation of therapeutic agents to treat lupus. Gilead Sciences is collaborating with Roche Holding AG, also a Fund holding, in development of a drug to treat influenza. During the October quarter, we also invested in Physio-Control International Corp.
and Heartstream, Inc., two companies that manufacture external defibrillators, devices that provide emergency aid for life-threatening heart malfunctions.

In Conclusion
We thank you for your investment in Merrill Lynch Healthcare Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.


Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President

(Jordan C. Schreiber)
Jordan C. Schreiber
Senior Vice President and
Portfolio Manager




November 28, 1997


Merrill Lynch Healthcare Fund, Inc., October 31, 1997


PERFORMANCE DATA


About Fund
Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent
Performance
Results*
                                                                                    12 Month     3 Month
                                                  10/31/97   7/31/97   10/31/96     % Change    % Change
Class A Shares                                     $5.66      $5.42      $5.35      +17.35%(1)    +4.43%
Class B Shares                                      4.85       4.66       4.72      +15.74(1)     +4.08
Class C Shares                                      4.86       4.66       4.72      +15.98(1)     +4.29
Class D Shares                                      5.47       5.24       5.20      +17.08(1)     +4.39
Class A Shares--Total Return                                                        +32.08(2)     +4.43
Class B Shares--Total Return                                                        +30.64(3)     +4.08
Class C Shares--Total Return                                                        +30.85(4)     +4.29
Class D Shares--Total Return                                                        +31.83(5)     +4.39

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.542 per share capital gains distributions.
(2)Percent change includes reinvestment of $0.657 per share ordinary income dividends and $0.542 per share capital gains distributions.
(3)Percent change includes reinvestment of $0.589 per share ordinary income dividends and $0.542 per share capital gains distributions.
(4)Percent change includes reinvestment of $0.586 per share ordinary income dividends and $0.542 per share capital gains distributions.
(5)Percent change includes reinvestment of $0.639 per share ordinary income dividends and $0.542 per share capital gains distributions.

Average Annual
Total Return+++


                                     % Return Without % Return With
Class A Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/97                        +31.81%        +24.89%
Five Years Ended 9/30/97                  +16.22         +14.97
2/01/90++ through 9/30/97                 +14.83         +14.03
Ten Years Ended 9/30/97                   +10.96         +10.37

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.


                                       % Return         % Return
Class B Shares*                       Without CDSC      With CDSC**

Year Ended 9/30/97                        +30.35%        +26.35%
Five Years Ended 9/30/97                  +15.00         +15.00
2/01/90++ through 9/30/97                 +13.65         +13.65
Inception (10/21/88) through 9/30/97      +13.17         +13.17

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.


                                       % Return          % Return
Class C Shares*                       Without CDSC       With CDSC**

Year Ended 9/30/97                        +30.29%        +29.29%
Inception (10/21/94) through 9/30/97      +26.14         +26.14

[FN]
 *Maximum contingent sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
Class D Shares*                        Sales Charge    Sales Charge**

Year Ended 9/30/97                        +31.31%        +24.42%
Inception (10/21/94) through 9/30/97      +26.19         +23.90

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


+++See Important Note on page 8.



Merrill Lynch Healthcare Fund, Inc., October 31, 1997


PERFORMANCE DATA (continued)

Performance
Summary--
Class A Shares+++
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning    Ending         Distributed           Paid*            % Change**
4/1/83--12/31/83                $ 9.15    $ 9.56             --               $0.120             + 5.85%
1984                              9.56      8.83          $ 0.040              0.090             - 6.34
1985                              8.83     10.65             --                0.120             +22.16
1986                             10.65     11.94            0.530              0.100             +17.86
1987                             11.94      9.90            3.347              0.015             +10.24
1988                              9.90      9.56            0.825              0.145             + 6.39
1989                              9.56      9.09            1.422              0.068             +11.46
1990                              9.09      7.29            0.832              0.489             - 6.19
1991                              7.29      9.18             --                1.320             +45.71
1992                              9.18      4.03            4.123++            1.028             + 6.92
1993                              4.03      3.91             --                0.013             - 2.63
1994                              3.91      3.46            0.266               --               - 4.30
1995                              3.46      4.98            0.097              0.099             +49.85
1996                              4.98      4.92            0.300              0.340             +11.91
1/1/97--10/31/97                  4.92      5.66            0.242              0.317             +26.79
                                                          -------             ------
                                                    Total $12.024       Total $4.264

                                                        Cumulative total return as of 10/31/97: +440.35%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.
++Figure includes a $0.879 and $3.089 return of capital on 4/22/92 and 4/27/92, respectively.

Performance
Summary--
Class B Shares+++
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning    Ending         Distributed           Paid*            % Change**
10/21/88--12/31/88              $10.24     $9.55           $0.825             $0.089             + 2.22%
1989                              9.55      9.07            1.422              0.006             +10.70
1990                              9.07      7.19            0.832              0.455             - 7.42
1991                              7.19      8.96             --                1.291             +44.21
1992                              8.96      3.72            4.123++            1.028             + 5.46
1993                              3.72      3.59             --                 --               - 3.49
1994                              3.59      3.13            0.266               --               - 4.99
1995                              3.13      4.43            0.097              0.099             +48.09
1996                              4.43      4.30            0.300              0.291             +10.69
1/1/97--10/31/97                  4.30      4.85            0.242              0.298             +25.75
                                                           ------             ------
                                                     Total $8.107       Total $3.557

                                                        Cumulative total return as of 10/31/97: +201.10%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
++Figure includes a $0.879 and $3.089 return of capital on 4/22/92 and 4/27/92, respectively.

Performance
Summary--
Class C Shares
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning    Ending         Distributed           Paid*            % Change**
10/21/94--12/31/94               $3.27     $3.13             --                --                - 4.28%
1995                              3.13      4.43           $0.097             $0.099             +48.09
1996                              4.43      4.30            0.300              0.294             +10.76
1/1/97--10/31/97                  4.30      4.86            0.242              0.292             +25.87
                                                           ------             ------
                                                     Total $0.639       Total $0.685

                                                         Cumulative total return as of 10/31/97: +97.61%**

 *Figures may include short-term capital gains distributions.
**Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.

Performance
Summary--
Class D Shares
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning    Ending         Distributed           Paid*            % Change**
10/21/94--12/31/94               $3.61     $3.39             --                --                - 6.09%
1995                              3.39      4.85           $0.097             $0.099             +49.12
1996                              4.85      4.78            0.300              0.327             +11.78
1/1/97--10/31/97                  4.78      5.47            0.242              0.312             +26.44
                                                           ------             ------
                                                     Total $0.639       Total $0.738

                                                         Cumulative total return as of 10/31/97: +97.92%**

 *Figures may include short-term capital gains distributions.
**Figures do not include sales charge; results would be lower if sales charge was included.

+++See Important Note on page 8.



Merrill Lynch Healthcare Fund, Inc., October 31, 1997


PERFORMANCE DATA (concluded)


+++ Important Note:
    Prior to April 27, 1992, Merrill Lynch Healthcare Fund, Inc. was known as Sci/Tech Holdings, Inc. and contained, in addition to a healthcare portfolio, a portfolio of technology securities. The data on pages 4-7 include the performance of the technology portfolio which is no longer part of the Fund. Set forth below are performance data which, for the period before April 27, 1992, include only the performance of the healthcare portfolio and a pro rata allocated portion of Sci/Tech Holdings, Inc.'s cash reserves. On February 1, 1990, Merrill Lynch Asset Management, L.P. became the sole investment adviser.

Performance
Results*

                                               2/01/90 to 10/31/97++
                                                      % Change

Class A Shares--Total Return                           +289.01%
Class B Shares--Total Return                           +267.76

[FN]
++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.
 *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.


Average Annual
Total Return


                                  % Return Without    % Return With
Class A Shares*                     Sales Charge       Sales Charge**


2/01/90++ through 9/30/97              +19.44%           +18.61%

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.
++Due to the inability to completely isolate the performance of Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.


                                    % Return            % Return
Class B Shares*                    Without CDSC        With CDSC**

2/01/90++ through 9/30/97              +18.58%           +18.58%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge. ++Due to the inability to completely isolate the performance of
  Sci/Tech Holdings, Inc.'s technology portfolio from its healthcare portfolio, computations are based upon management's estimates of the healthcare portfolio.

SCHEDULE OF INVESTMENTS
MIDDLE                                   Shares                                                          Value     Percent of
EAST               Industries             Held               Investments                  Cost         (Note 1a)   Net Assets
Israel             Pharmaceutical--      120,000        Teva Pharmaceuticals
                   Diversified                          Industries, Inc. (ADR)*       $  6,522,500    $  5,602,500       1.7%

                                                        Total Investments in
                                                        the Middle East                  6,522,500       5,602,500       1.7

NORTH
AMERICA

United States      Biotechnology          20,000      ++Affymetrix, Inc.                   510,000         722,500       0.2
                                         150,000      ++Aphton Corp.                     3,184,625       1,687,500       0.5
                                          50,000      ++Arris Pharmaceutical Corp.         744,063         581,250       0.2
                                         100,000      ++Biochem Pharma Inc.              2,430,000       2,500,000       0.7
                                          72,500      ++COR Therapeutics, Inc.           1,613,125       1,604,063       0.5
                                          30,000      ++Centocor, Inc.                     879,189       1,316,250       0.4
                                         250,000      ++Coulter Pharmaceuticals, Inc.    3,000,000       3,531,250       1.1
                                         150,000      ++Cytogen Corporation                845,318         459,375       0.1
                                         280,000      ++Emisphere Technologies Inc.      4,511,956       5,355,000       1.6
                                         300,000      ++Genelabs Technologies, Inc.      1,441,561       1,143,750       0.3
                                          40,000      ++Gilead Sciences, Inc.            1,632,500       1,355,000       0.4
                                          30,000      ++IDEC Pharmaceuticals
                                                        Corporation                        753,750       1,143,750       0.3
                                          60,000      ++Protein Design Labs, Inc.        1,890,844       2,940,000       0.9
                                          50,000      ++Scios Inc.                         487,500         406,250       0.1
                                          30,000      ++Targeted Genetics Corporation      124,007         116,250       0.0
                                           2,500      ++Vical, Inc.                         35,625          35,000       0.0
                                                                                      ------------    ------------     ------
                                                                                        24,084,063      24,897,188       7.3

                   Diagnostics            80,000      ++Acuson Corporation               1,930,811       1,500,000       0.4
                                         119,500      ++Dianon Systems, Inc.             1,169,003         956,000       0.3
                                          75,000      ++Diatide, Inc.                      637,500         562,500       0.2
                                         305,000      ++NeoPath, Inc.                    5,324,107       5,413,750       1.6
                                                                                      ------------    ------------     ------
                                                                                         9,061,421       8,432,250       2.5

                   Health Care Cost      150,000        Allegiance Corporation           3,392,000       4,162,500       1.2
                   Containment           216,800      ++AmeriSource Health
                                                        Corporation (Class A)           10,508,673      12,872,500       3.8
                                         110,000        Bergen Brunswig Corporation      2,756,030       4,406,875       1.3
                                         170,000        Cardinal Health, Inc.            9,242,934      12,622,500       3.7
                                          40,000      ++Cerner Corporation               1,254,376         965,000       0.3
                                         151,810      ++Concentra Managed Care,
                                                        Inc. (a)                         3,584,552       4,933,825       1.5
                                         110,000      ++Healthcare Compare
                                                        Corporation                      4,781,969       5,898,750       1.7
                                          95,000        McKesson Corporation             7,009,797      10,194,688       3.0
                                         125,000      ++Medpartners, Inc.                2,955,792       3,179,687       0.9
                                         130,000      ++Tenet Healthcare Corp.           3,188,878       3,973,125       1.2
                                         200,000      ++Walsh International, Inc.        1,806,437       1,950,000       0.6
                                                                                      ------------    ------------     ------
                                                                                        50,481,438      65,159,450      19.2


Merrill Lynch Healthcare Fund, Inc., October 31, 1997


SCHEDULE OF INVESTMENTS (continued)
NORTH AMERICA                             Shares                                                         Value     Percent of
(concluded)        Industries              Held              Investments                  Cost         (Note 1a)   Net Assets
United States      Medical Specialties    72,500        Becton Dickinson & Company    $  3,259,962    $  3,339,531       1.0%
(concluded)                              170,000        C.R. Bard, Inc.                  4,897,364       4,717,500       1.4
                                         240,000      ++Conceptus, Inc.                  2,694,124       1,680,000       0.5
                                         250,000        DePuy, Inc.                      6,029,341       6,406,250       1.9
                                         300,000        Guidant Corporation             11,209,163      17,250,000       5.1
                                          90,000      ++Heartstream, Inc.                  960,625         922,500       0.3
                                         100,000      ++Ilex Oncology Inc.               1,200,000       1,025,000       0.3
                                         100,000      ++InControl, Inc.                  1,316,408         775,000       0.2
                                          20,000      ++KeraVision, Inc.                   319,063         135,000       0.0
                                         110,000        Medtronic, Inc.                  2,119,670       4,785,000       1.4
                                          50,000      ++Ocular Sciences, Inc.            1,297,500       1,075,000       0.3
                                         380,000      ++Optical Sensors,
                                                        Incorporated                     3,870,626       2,612,500       0.8
                                         100,000      ++Physio-Control International
                                                        Corp.                            1,464,530       1,593,750       0.5
                                         150,000      ++ReSound Corporation              1,048,742         825,000       0.2
                                          60,000      ++Sonus Pharmaceuticals, Inc.      1,724,062       2,250,000       0.6
                                         135,000      ++VISX, Incorporated               3,322,188       3,088,125       0.9
                                          50,000      ++Zonagen, Inc.                    1,570,374       1,625,000       0.5
                                                                                      ------------    ------------     ------
                                                                                        48,303,742      54,105,156      15.9

                   Pharmaceutical--      100,000        American Home Products
                   Consumer                             Corporation                      6,914,677       7,412,500       2.2
                                          10,000        Johnson & Johnson                  475,233         573,750       0.2
                                         125,000        Warner-Lambert Co.               9,151,537      17,898,437       5.2
                                                                                      ------------    ------------     ------
                                                                                        16,541,447      25,884,687       7.6

                   Pharmaceutical--      200,000        Bristol-Myers Squibb Company    10,968,766      17,550,000       5.1
                   Diversified            40,000        Schering-Plough Corp.            1,549,680       2,242,500       0.7
                                         100,000      ++Viropharma Inc.                  2,172,652       2,162,500       0.6
                                                                                      ------------    ------------     ------
                                                                                        14,691,098      21,955,000       6.4

                   Pharmaceutical--      280,000        Lilly (Eli) and Company          9,826,362      18,725,000       5.5
                   Prescription           50,000      ++Forest Laboratories, Inc.        2,244,500       2,312,500       0.7
                                         260,000        Pfizer, Inc.                    13,605,618      18,395,000       5.4
                                          50,000      ++Pharmacyclics, Inc.              1,260,000       1,275,000       0.4
                                         237,600      ++SangStat Medical Corporation     7,461,808       7,246,800       2.1
                                         255,000      ++Sepracor Inc.                    6,085,637       9,084,375       2.6
                                                                                      ------------    ------------     ------
                                                                                        40,483,925      57,038,675      16.7

                                                        Total Investments in
                                                        North America                  203,647,134     257,472,406      75.6

WESTERN
EUROPE

Denmark            Pharmaceutical--       30,000        Novo Nordisk A/S (Class B)       3,102,847       3,252,157       1.0
                   Prescription

                                                        Investments in Denmark           3,102,847       3,252,157       1.0

Finland            Pharmaceutical--       50,000        Orion-yhtymae OY (Class B)       1,687,625       1,848,984       0.5
                   Diversified

                                                        Investments in Finland           1,687,625       1,848,984       0.5

France             Pharmaceutical--       45,000        Synthelabo S.A.                  5,673,671       5,300,087       1.6
                   Diversified

                                                        Investments in France            5,673,671       5,300,087       1.6

Germany            Medical Specialties    40,000        Fresenius AG (Preferred)         6,847,117       6,767,048       2.0
                                         136,600      ++Fresenius Medical Care
                                                        AG (ADR)*                        2,456,885       3,218,637       0.9
                                                                                      ------------    ------------     ------
                                                                                         9,304,002       9,985,685       2.9


                   Pharmaceutical--       20,000        Bayer AG                           778,815         703,447       0.2
                   Diversified            25,000        Hoechst AG                       1,068,911         953,433       0.3
                                                                                      ------------    ------------     ------
                                                                                         1,847,726       1,656,880       0.5

                                                        Investments in Germany          11,151,728      11,642,565       3.4

Ireland            Pharmaceutical--       27,500      ++Warner Chilcott
                   Diversified                          Laboratories (ADR)*                481,250         385,000       0.1

                   Pharmaceutical--       50,000      ++Elan Corporation PLC (ADR)*      2,331,095       2,493,750       0.7
                   Prescription
                                                        Investments in Ireland           2,812,345       2,878,750       0.8

Sweden             Medical Specialties    20,000        Incentive AB (A Shares)          1,833,838       1,753,612       0.5
                                          30,000        Incentive AB (B Shares)          2,842,876       2,646,457       0.8

                                                        Investments in Sweden            4,676,714       4,400,069       1.3

Switzerland        Pharmaceutical--        8,000        Novartis AG (Registered)         9,162,058      12,571,838       3.7
                   Consumer

                   Pharmaceutical--          200        Roche Holding AG                 1,781,478       1,763,526       0.5
                   Prescription
                                                        Investments in Switzerland      10,943,536      14,335,364       4.2

United Kingdom     Pharmaceutical--      201,132        Smithkline Beecham PLC           1,483,385       1,906,418       0.6
                   Diversified

                   Pharmaceutical--        5,053        Glaxo Wellcome PLC                  61,263         108,335       0.0
                   Prescription           75,000        Zeneca Group PLC                 2,139,559       2,366,674       0.7
                                                                                      ------------    ------------     ------
                                                                                         2,200,822       2,475,009       0.7

                                                        Investments in the
                                                        United Kingdom                   3,684,207       4,381,427       1.3

                                                        Total Investments in
                                                        Western Europe                  43,732,673      48,039,403      14.1


SCHEDULE OF INVESTMENTS (concluded)
SHORT-TERM                                 Face                                                          Value     Percent of
SECURITIES                                Amount             Investments                  Cost         (Note 1a)   Net Assets
                   Commercial        $12,604,000        General Motors Acceptance
                   Paper**                              Corp., 5.75% due 11/03/1997   $ 12,599,974    $ 12,599,974       3.7%

                   US Government      15,000,000        Federal Home Loan Mortgage
                   Agency                               Corp., 5.52% due 11/07/1997     14,986,200      14,986,200       4.4
                   Obligations**

                                                        Total Investments in
                                                        Short-Term Securities           27,586,174      27,586,174       8.1

                   Total Investments                                                  $281,488,481     338,700,483      99.5
                                                                                      ============
                   Other Assets Less Liabilities                                                         1,690,336       0.5
                                                                                                      ------------     ------
                   Net Assets                                                                         $340,390,819     100.0%
                                                                                                      ============     ======


                  *American Depositary Receipts (ADR).
                 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Company.
                 ++Non-income producing security.
                (a)CRA Managed Care, Inc. merged with Concentra Managed Care, Inc.

                   See Notes to Financial Statements.


PORTFOLIO CHANGES


For the Quarter Ended October 31, 1997

Additions

 COR Therapeutics, Inc.
 Cerner Corporation
*Corixa Corp.
 Forest Laboratories, Inc.
 Genelabs Technologies, Inc.
 Gilead Sciences, Inc.
 Heartstream, Inc.
 Hoechst AG
 Incentive AB (A Shares)
 Incentive AB (B Shares)
 Ocular Sciences, Inc.
*Pacificare Health Systems, Inc.
 Pharmacyclics, Inc.
 Physio-Control International Corp.
*Renex Corp.
 Scios Inc.
 Targeted Genetics Corporation
  Viropharma Inc.
 Warner Chilcott Laboratories (ADR)

Deletions

 Advanced Tissue Sciences, Inc.
 Baxter International, Inc.
 Boston Scientific Corporation
*Corixa Corp.
 Daiichi Pharmaceutical Co., Ltd.
 Guilford Pharmaceuticals, Inc.
 Merck & Co., Inc.
*Pacificare Health Systems, Inc.
 Photoelectron Corp.
*Renex Corp.
 Sankyo Company, Ltd.
 Syncor International Corporation
 Takeda Chemical Industries, Ltd.

[FN]
*Added and deleted in the same quarter.


STATEMENT OF ASSETS AND LIABILITIES
                    As of October 31, 1997
Assets:             Investments, at value (identified cost--$281,488,481) (Note 1a)                         $338,700,483
                    Cash                                                                                             107
                    Foreign cash (Note 1b)                                                                         1,163
                    Receivables:
                      Securities sold                                                      $  5,844,241
                      Capital shares sold                                                     1,429,154
                      Dividends                                                                 140,174        7,413,569
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1f)                                          30,461
                                                                                                            ------------
                    Total assets                                                                             346,145,783
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    4,315,049
                      Capital shares redeemed                                                   633,233
                      Investment adviser (Note 2)                                               298,334
                      Distributor (Note 2)                                                      175,064        5,421,680
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       333,284
                                                                                                            ------------
                    Total liabilities                                                                          5,754,964
                                                                                                            ------------

Net Assets:         Net assets                                                                              $340,390,819
                                                                                                            ============

Net Assets          Class A Shares of Common Stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $  2,200,863
                    Class B Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                              3,701,540
                    Class C Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                304,686
                    Class D Shares of Common Stock, $0.10 par value,
                    100,000,000 shares authorized                                                                391,022
                    Paid-in capital in excess of par                                                         233,765,936
                    Accumulated investment loss--net                                                          (1,887,620)
                    Undistributed realized capital gains on investments and
                    foreign currency transactions--net                                                        44,703,715
                    Unrealized appreciation on investments and foreign currency
                    transactions--net                                                                         57,210,677
                                                                                                            ------------
                    Net assets                                                                              $340,390,819
                                                                                                            ============

Net Asset           Class A--Based on net assets of $124,623,144 and 22,008,628
Value:                       shares outstanding                                                             $       5.66
                                                                                                            ============
                    Class B--Based on net assets of $179,599,395 and 37,015,398
                             shares outstanding                                                             $       4.85
                                                                                                            ============
                    Class C--Based on net assets of $14,793,360 and 3,046,858
                             shares outstanding                                                             $       4.86
                                                                                                            ============
                    Class D--Based on net assets of $21,374,920 and 3,910,218
                             shares outstanding                                                             $       5.47
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch Healthcare Fund, Inc., October 31, 1997

STATEMENT OF OPERATIONS
                    For the Six Months Ended October 31, 1997
Investment          Dividends (net of $14,378 foreign withholding tax)                                      $  1,059,059
Income              Interest and discount earned                                                                 533,612
(Notes 1d & 1e):                                                                                            ------------
                    Total income                                                                               1,592,671
                                                                                                            ------------

Expenses:           Investment advisory fees (Note 2)                                      $  1,743,944
                    Account maintenance and distribution fees--Class B (Note 2)                 925,517
                    Transfer agent fees--Class B (Note 2)                                       249,954
                    Transfer agent fees--Class A (Note 2)                                       150,850
                    Account maintenance and distribution fees--Class C (Note 2)                  81,206
                    Printing and shareholder reports                                             67,014
                    Accounting services (Note 2)                                                 51,602
                    Registration fees (Note 1f)                                                  40,799
                    Custodian fees                                                               36,359
                    Professional fees                                                            29,562
                    Account maintenance fees--Class D (Note 2)                                   25,874
                    Transfer agent fees--Class D (Note 2)                                        24,572
                    Transfer agent fees--Class C (Note 2)                                        23,474
                    Directors' fees and expenses                                                 21,007
                    Pricing fees                                                                    639
                    Other                                                                         7,918
                                                                                           ------------

                    Total expenses                                                                             3,480,291
                                                                                                            ------------
                    Investment loss--net                                                                      (1,887,620)
                                                                                                            ------------

Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net                                                       44,854,018
(Loss) on             Foreign currency transactions--net                                        (47,358)      44,806,660
Investments &                                                                              ------------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                       30,992,453
(Notes 1b, 1c,        Foreign currency transactions--net                                         10,186       31,002,639
1e & 3):                                                                                   ------------     ------------
                    Net realized and unrealized gain on investments and
                    foreign currency transactions                                                             75,809,299
                                                                                                            ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 73,921,679
                                                                                                            ============


                    See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
                                                                                           For the Six          For the
                                                                                           Months Ended       Year Ended
                                                                                            October 31,        April 30,
                    Increase (Decrease) in Net Assets:                                         1997              1997
Operations:         Investment loss--net                                                   $ (1,887,620)    $ (1,169,690)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        44,806,660       49,178,658
                    Change in unrealized appreciation/depreciation on
                    investments and foreign currency transactions--net                       31,002,639      (19,475,916)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     73,921,679       28,533,052
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                               (11,554,955)     (16,194,846)
(Note 1g):            Class B                                                               (18,882,239)     (24,903,751)
                      Class C                                                                (1,541,981)      (2,771,712)
                      Class D                                                                (1,932,137)      (2,411,519)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                         (33,911,312)     (46,281,828)
                                                                                           ------------     ------------
Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (35,253,693)     (28,438,055)
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                   4,756,674      (46,186,831)
                    Beginning of period                                                     335,634,145      381,820,976
                                                                                           ------------     ------------
                    End of period                                                          $340,390,819     $335,634,145
                                                                                           ============     ============



                    See Notes to Financial Statements.

Merrill Lynch Healthcare Fund, Inc., October 31, 1997

FINANCIAL HIGHLIGHTS
                                                                                           Class A++
                    The following per share data and ratios
                    have been derived from information provided      For the Six
                    in the financial statements.                     Months Ended
                                                                     October 31,       For the Year Ended April 30,
                    Increase (Decrease) in Net Asset Value:             1997       1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $   5.05   $   5.27  $   3.81  $   3.87   $   3.59
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income (loss)--net                         (.01)       .02      (.01)     (.01)      (.02)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                1.18        .40      1.67       .22        .31
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                      1.17        .42      1.66       .21        .29
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                                --         --        --        --       (.01)
                      Realized gain on investments--net                   (.56)      (.64)     (.20)     (.27)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.56)      (.64)     (.20)     (.27)      (.01)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                     $  5.66   $   5.05  $   5.27  $   3.81   $   3.87
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  23.53%+++   8.55%    44.01%     6.47%      8.19%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.38%*     1.40%     1.53%     1.79%      1.55%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income (loss)--net                        (.47%)*     .32%     (.23%)    (.21%)     (.48%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $124,623   $121,529  $132,083  $ 69,650   $ 70,753
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  48.35%    125.94%   133.50%   196.91%    133.58%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0698   $  .0803  $  .0977        --         --
                                                                      ========   ========  ========  ========   ========


                                                                                           Class B++
                    The following per share data and ratios
                    have been derived from information provided      For the Six
                    in the financial statements.                     Months Ended
                                                                     October 31,       For the Year Ended April 30,
                    Increase (Decrease) in Net Asset Value:             1997       1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $   4.40   $   4.67  $   3.43  $   3.55   $   3.31
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment loss--net                                  (.04)      (.03)     (.05)     (.04)      (.05)
                    Realized and unrealized gain on
                    investments and foreign currency
                    transactions--net                                     1.03        .35      1.49       .19        .29
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .99        .32      1.44       .15        .24
                                                                      --------   --------  --------  --------   --------
                    Less distributions from realized gain
                    on investments--net                                   (.54)      (.59)     (.20)     (.27)        --
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   4.85   $   4.40  $   4.67  $   3.43   $   3.55
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                  22.89%+++   7.44%    42.46%     5.29%      7.25%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             2.42%*     2.44%     2.55%     2.85%      2.56%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment loss--net                                (1.50%)*    (.72%)   (1.24%)   (1.29%)    (1.52%)
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $179,600   $178,025  $207,413  $ 79,485   $ 63,692
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  48.35%    125.94%   133.50%   196.91%    133.58%
                                                                      ========   ========  ========  ========   ========
                    Average commission rate paid++++++                $  .0698   $  .0803  $  .0977        --         --
                                                                      ========   ========  ========  ========   ========

                                                                                                Class C++
                                                                                                                For the
                    The following per share data and ratios                   For the                           Period
                    have been derived from information provided              Six Months                       October 21,
                    in the financial statements.                               Ended         For the Year       1994++++
                                                                             October 31,    Ended April 30,   to April 30,
                    Increase (Decrease) in Net Asset Value:                     1997        1997       1996       1995
Per Share           Net asset value, beginning of period                      $   4.40   $   4.68    $   3.43   $   3.27
Operating                                                                     --------   --------    --------   --------
Performance:        Investment loss--net                                          (.04)      (.04)       (.05)      (.04)
                    Realized and unrealized gain on investments
                    and foreign currency transactions--net                        1.03        .35        1.50        .20
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .99        .31        1.45        .16
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on
                    investments--net                                              (.53)      (.59)       (.20)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   4.86   $   4.40    $   4.68   $   3.43
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          23.01%+++   7.28%      42.76%      4.89%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.44%*     2.46%       2.52%      3.28%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment loss--net                                        (1.51%)*    (.76%)     (1.19%)    (2.13%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 14,793   $ 17,762    $ 20,761   $  1,816
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          48.35%    125.94%     133.50%    196.91%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0698   $  .0803    $  .0977         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Calculation is based on average number of shares outstanding during the period.
                ++++Commencement of operations.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

Merrill Lynch Healthcare Fund, Inc., October 31, 1997


FINANCIAL HIGHLIGHTS (concluded)
                                                                                                Class D++
                                                                                                                For the
                    The following per share data and ratios                   For the                           Period
                    have been derived from information provided              Six Months                       October 21,
                    in the financial statements.                               Ended         For the Year       1994++++
                                                                             October 31,    Ended April 30,   to April 30,
                    Increase (Decrease) in Net Asset Value:                     1997        1997       1996       1995
Per Share           Net asset value, beginning of period                      $   4.89   $   5.13    $   3.72   $   3.61
Operating                                                                     --------   --------    --------   --------
Performance:        Investment loss--net                                          (.02)        --+++++   (.02)      (.02)
                    Realized and unrealized gain on investments
                    and foreign currency
                    transactions--net                                             1.15        .39        1.63        .13
                                                                              --------   --------    --------   --------
                    Total from investment operations                              1.13        .39        1.61        .11
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on
                    investments--net                                              (.55)      (.63)       (.20)        --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $   5.47   $   4.89    $   5.13   $   3.72
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          23.60%+++   8.11%      43.74%      3.05%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.63%*     1.65%       1.75%      2.44%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                (.73%)*     .06%       (.44%)    (1.23%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 21,375   $ 18,318    $ 21,564   $  4,386
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          48.35%    125.94%     133.50%    196.91%
                                                                              ========   ========    ========   ========
                    Average commission rate paid++++++                        $  .0698   $  .0803    $  .0977         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                  ++Calculation is based on average number of shares outstanding during the period.
                ++++Commencement of operations.
              ++++++For fiscal years beginning on or after September 1, 1995, the
                    Company is required to disclose its average commission rate per share for purchases and sales of equity securities. The "Average
                    Commission Rate Paid" includes commissions paid in foreign currencies, which have been converted into US dollars using the prevailing exchange rate on the date of the transaction. Such conversions may significantly affect the rate shown.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Company") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Company offers four classes of shares under the Merrill Lynch Select Pricings SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Company.

(a) Valuation of securities--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Company may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Company may also purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Company deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Company agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Company as unrealized gains or losses. When the contract is closed, the Company records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Company may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Company, sold by the Company but not yet delivered, or committed or anticipated to be purchased by the Company.


Merrill Lynch Healthcare Fund, Inc., October 31, 1997


NOTES TO FINANCIAL STATEMENTS (continued)


* Forward foreign exchange contracts--The Company is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Company's records. However, the effect on operations is recorded from the date the Company enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Company is authorized to write covered call options and purchase put options. When the Company writes an option, an amount equal to the premium received by the Company is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Company enters into a closing transaction), the Company realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Company has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Company are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Company has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Company has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Company's portfolio and provides, or arranges for affiliates to provide, the administrative services necessary for the operation of the Company. As compensation for its services to the Company, MLAM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Company.

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Company pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                     Account          Distribution
                                 Maintenance Fee          Fee

Class B                               0.25%              0.75%
Class C                               0.25%              0.75%
Class D                               0.25%                --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Company. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended October 31, 1997, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Company's Class A and Class D Shares as follows:

                                       MLFD              MLPF&S

Class A                               $  431             $ 5,326
Class D                               $1,263             $17,547

For the six months ended October 31, 1997, MLPF&S received contingent deferred sales charges of $282,583 and $2,286 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $122,578 in commissions on the execution of portfolio security transactions for the Company for the six months ended October 31, 1997.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Company's transfer agent.

Accounting services are provided to the Company by MLAM at cost.

Certain officers and/or directors of the Company are officers and/or directors of MLAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 1997, were $156,399,890 and $245,787,480, respectively.

Net realized and unrealized gains (losses) as of October 31, 1997 were as follows:

                                     Realized          Unrealized
                                 Gains  (Losses)     Gains (Losses)

Long-term investments             $ 44,853,073       $  57,212,002
Short-term investments                     945                  --
Foreign currency transactions          (47,358)             (1,325)
                                  ------------       -------------
Total                             $ 44,806,660       $  57,210,677
                                  ============       =============

As of October 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $57,212,002, of which $67,191,599 related to appreciated securities and $9,979,597 related to depreciated securities. The aggregate cost of investments at October 31, 1997 for Federal income tax purposes was $281,488,481.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $35,253,693 and $28,438,055 for the six months ended October 31, 1997 and the year ended April 30, 1997, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                        Dollar
Ended October 31, 1997                Shares             Amount

Shares sold                          2,135,968       $  11,855,838
Shares issued to shareholders in
reinvestment of distributions        1,818,610           9,947,793
                                  ------------       -------------
Total issued                         3,954,578          21,803,631
Shares redeemed                     (6,009,659)        (34,400,939)
                                  ------------       -------------
Net decrease                        (2,055,081)      $ (12,597,308)
                                  ============       =============


Class A Shares for the Year                              Dollar
Ended April 30, 1997                  Shares             Amount

Shares sold                         10,271,437       $  53,025,059
Shares issued to shareholders in
reinvestment of distributions        2,905,181          14,002,973
                                  ------------       -------------
Total issued                        13,176,618          67,028,032
Shares redeemed                    (14,159,809)        (72,426,600)
                                  ------------       -------------
Net decrease                          (983,191)      $  (5,398,568)
                                  ============       =============

Class B Shares for the Six Months                        Dollar
Ended October 31, 1997                Shares             Amount

Shares sold                          3,556,885       $  17,071,426
Shares issued to shareholders in
reinvestment of distributions        3,520,445          16,546,089
                                  ------------       -------------
Total issued                         7,077,330          33,617,515
Automatic conversion of shares        (199,409)           (954,259)
Shares redeemed                    (10,322,217)        (51,025,469)
                                  ------------       -------------
Net decrease                        (3,444,296)      $ (18,362,213)
                                  ============       =============


Class B Shares for the Year                              Dollar
Ended April 30, 1997                  Shares             Amount

Shares sold                         10,102,582       $  46,333,840
Shares issued to shareholders in
reinvestment of distributions        5,243,741          22,076,148
                                  ------------       -------------
Total issued                        15,346,323          68,409,988
Automatic conversion of shares        (183,162)           (837,767)
Shares redeemed                    (19,079,607)        (86,243,719)
                                  ------------       -------------
Net decrease                        (3,916,446)      $ (18,671,498)
                                  ============       =============


Merrill Lynch Healthcare Fund, Inc., October 31, 1997



NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Six Months                        Dollar
Ended October 31, 1997                Shares             Amount

Shares sold                            716,312       $   3,421,420
Shares issued to shareholders in
reinvestment of distributions          297,078           1,396,269
                                  ------------       -------------
Total issued                         1,013,390           4,817,689
Shares redeemed                     (2,004,368)         (9,867,033)
                                  ------------       -------------
Net decrease                          (990,978)      $  (5,049,344)
                                  ============       =============

Class C Shares for the Year                              Dollar
Ended April 30, 1997                  Shares             Amount

Shares sold                          2,063,730       $   9,385,246
Shares issued to shareholders in
reinvestment of distributions          595,804           2,508,333
                                  ------------       -------------
Total issued                         2,659,534          11,893,579
Shares redeemed                     (3,061,290)        (13,780,328)
                                  ------------       -------------
Net decrease                          (401,756)      $  (1,886,749)
                                  ============       =============


Class D Shares for the Six Months                        Dollar
Ended October 31, 1997                Shares             Amount

Shares sold                          1,115,746       $   5,924,476
Shares issued to shareholders in
reinvestment of distributions          317,331           1,675,526
Automatic conversion of shares         178,129             954,259
                                  ------------       -------------
Total issued                         1,611,206           8,554,261
Shares redeemed                     (1,444,157)         (7,799,089)
                                  ------------       -------------
Net increase                           167,049       $     755,172
                                  ============       =============


Class D Shares for the Year                              Dollar
Ended April 30, 1997                  Shares             Amount

Shares sold                          4,556,042       $  22,861,805
Shares issued to shareholders in
reinvestment of distributions          445,914           2,082,418
Automatic conversion of shares         164,859             837,767
                                  ------------       -------------
Total issued                         5,166,815          25,781,990
Shares redeemed                     (5,626,624)        (28,263,230)
                                  ------------       -------------
Net decrease                          (459,809)      $  (2,481,240)
                                  ============       =============

5. Commitments:
At October 31, 1997, the Company had entered into foreign exchange contracts under which it had agreed to buy and sell various foreign currencies with an approximate value of $371,000 and $460,000, respectively.

PORTFOLIO INFORMATION


Worldwide
Investments
As of 10/31/97

Ten Largest Holdings                    Percent of
Represented in the Portfolio            Net Assets

Lilly (Eli) and Company                     5.5%
Pfizer, Inc.                                5.4
Warner-Lambert Co.                          5.2
Bristol-Myers Squibb Co.                    5.1
Guidant Corporation                         5.1
AmeriSource Health Corporation
  (Class A)                                 3.8
Cardinal Health, Inc.                       3.7
Novartis AG (Registered)                    3.7
McKesson Corporation                        3.0
Sepracor Inc.                               2.6


Breakdown of Securities                 Percent of
By Country                              Net Assets

United States*                             75.6%
Switzerland                                 4.2
Germany                                     3.4
Israel                                      1.7
France                                      1.6
Sweden                                      1.3
United Kingdom                              1.3
Denmark                                     1.0
Ireland                                     0.8
Finland                                     0.5

[FN]
*Excludes short-term investments.

Industries Represented                  Percent of
In the Portfolio                        Net Assets

Medical Specialties                        20.1%
Pharmaceutical--Prescription               19.6
Health Care Cost Containment               19.2
Pharmaceutical--Diversified                11.4
Pharmaceutical--Consumer                   11.3
Biotechnology                               7.3
Diagnostics                                 2.5